Calamos® Family of Funds

Supplement dated May 8, 2009 to
Calamos® Family of Funds Prospectus dated March 1, 2009

Effective immediately, Calamos Convertible Fund (the “Fund”) has added the S&P 500 Index (the “Index”) as its secondary benchmark index. The Fund added the Index because it believes the Index is an appropriate benchmark to measure performance. The Index is generally considered representative of the U.S. stock market. The Index’s average annual total returns for the periods ended December 31, 2008, as shown below, include the reinvestment of dividends and distributions. You cannot invest directly in the Index. There is no change to the Fund’s primary benchmark index, the Value Line Convertible Index.

				Since
	One Year	Five Years	Ten Years	Inception†

S&P 500 Index	−37.00%	−2.19%	−1.38%	9.40%
† Index data shown is from 6/30/85 (comparative data is available only for full monthly periods).

Retain this supplement for future reference.

MFPROSPT 5/09

Calamos® Family of Funds

Supplement dated May 8, 2009 to
Calamos® Family of Funds Class I Shares and Class R Shares Prospectus
dated March 1, 2009

Effective immediately, Calamos Convertible Fund (the “Fund”) has added the S&P 500 Index (the “Index”) as its secondary benchmark index. The Fund added the Index because it believes the Index is an appropriate benchmark to measure performance. The Index is generally considered representative of the U.S. stock market. The Index’s average annual total returns for the periods ended December 31, 2008, as shown below, include the reinvestment of dividends and distributions. You cannot invest directly in the Index. There is no change to the Fund’s primary benchmark index, the Value Line Convertible Index.

				Since
	One Year	Five Years	Ten Years	Inception*

S&P 500 Index	−37.00%	−2.19%	−1.38%	1.83%
* Since inception date for Class I shares, 6/25/97.

Retain this supplement for future reference.

MFIRPROSPT 5/09